Earnings per share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings per share
26. Earnings per share
Basic earnings per share amounts are calculated by dividing the net profit for the year attributable to ordinary equity holders of the parent by the weighted average number of shares outstanding during the year, increased by the number of non-vested dividend participating share-based payment awards outstanding during the period.
Diluted earnings per share amounts are calculated by dividing the net profit (loss) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares, when the effect of their inclusion is dilutive (decreases earnings per share or increases loss per share).
The computation of the income and share data used in the basic and diluted earnings per share is as follows:

	2024	2023	2022
Basic earnings per share—
Net profit	$608,114	$514,097	$348,054
Weighted-average shares outstanding	41,670	40,105	40,445
Non-vested dividend participating awards	127	123	136
	41,797	40,228	40,581
	14.55	12.78	8.58
Diluted earnings per share—
Net profit	$608,114	$514,097	$348,054
Interest on convertible senior notes	—	—	42,403
Net change in fair value of derivatives	—	—	(17,189)
Net profit income adjusted for the effect of dilution	608,114	514,097	373,268
Weighted-average shares outstanding	41,797	40,228	40,581
Convertible shares	—	—	6,775
	41,797	40,228	47,356
	14.55	12.78	7.88
As of December 31, 2024, the Company doesn’t have any outstanding transaction involving potential ordinary shares. On September 18, 2023, the Company settled the notes issued in April 2020 (see Note 18).